Exhibit 10.1.51

Amendment Two (to Unified In-Flight Connectivity Hardware, Services and Maintenance Agreement)

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE

CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR

CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

AMENDMENT TWO (TO UNIFIED IN-FLIGHT CONNECTIVITY HARDWARE,

SERVICES AND MAINTENANCE AGREEMENT)

This Amendment Two (this “Amendment”) to the Unified In-Flight Connectivity Hardware, Services and Maintenance Agreement, dated as of February 1, 2017, as previously amended (as so amended, the “Original Agreement”), by and between American Airlines, Inc. (“American”) and Gogo LLC (“Gogo”) (collectively the “Parties” and individually a “Party”), is made and entered into as of the 24th day of August, 2017 (the “Effective Date”).

WHEREAS, American and Gogo desire to extend the scope of the Original Agreement to include the installation of the 2Ku Solution and provision of certain Gogo Services on [***], as well as make certain other amendments to the Original Agreement (including the addition of a certain term inadvertently omitted from the Original Agreement), all on the terms detailed in this Amendment.

NOW, THEREFORE, in consideration of the foregoing premises and the covenants contained herein, American and Gogo agree as follows:

1

Scope Extension. American hereby elects the option set forth in Section 2.1(x) of the Original Agreement for the aircraft set forth in Exhibit A attached hereto (the “Additional 757s”). Accordingly, the term “2Ku Fleet” as used in the Original Agreement shall include the Additional 757s, and the chart included as Exhibit A attached hereto shall be incorporated into the Unified Agreement as Exhibit A-1-A thereto.

2

Return of Unused Shipsets. Gogo originally shipped and American purchased [***] Shipsets. American acknowledges that it previously was deemed to accept such Shipsets pursuant to Section 7.5 of the Original Agreement. [***], the Parties agree that American will install and activate [***] of the Shipsets and shall ship the Shipsets in their original packaging back to Gogo at American’s expense following receipt of a RMA from Gogo. For each shipset Gogo receives on or before [***], Gogo shall inspect such shipsets by [***]. For each shipset received after [***], Gogo will have [***]. Upon inspection, Gogo shall notify American of any missing or damaged parts, failing which Gogo shall be deemed to have accepted the Shipsets [***]. In the event Gogo timely provides notice of any missing parts, American will attempt to locate the missing parts and if it does so will ship such parts back to Gogo at

American Airlines Confidential and Proprietary

Amendment Two (to Unified In-Flight Connectivity Hardware, Services and Maintenance Agreement)

American’s expense. American will be liable to Gogo for reasonable, documented costs incurred by Gogo in replacing any missing parts not located and returned by American and in replacing or repairing any damaged parts, in each case provided that Gogo has provided timely notice as provided above, and any such costs will be subtracted from the credit otherwise owed to American. Gogo will provide email notice of the issuance of the credit, and such notice will include acknowledgement by Gogo that Gogo has accepted the Shipsets “as is” and “without any warranty or representation of any kind or nature. Gogo will give American’s on-site representative access to the warehouse during inspection of shipsets.

3

Supplemental Terms. Notwithstanding Section 2.1(x) of the Original Agreement, the Parties have mutually agreed to certain supplemental terms that shall apply solely to the Additional 757s, which terms are set forth in Exhibit B attached hereto. In the event and to the extent of any inconsistency between the terms set forth in of Exhibit B and the terms of the Original Agreement, the terms of Exhibit B shall govern and control with respect to the Additional 757s. Except for those terms expressly set forth in Exhibit B, the Additional 757s shall be governed and controlled by the terms of the Original Agreement.

4	Amendments to Original Agreement.

a.	Section 1.1 – 2Ku Fleet. The following phrase is hereby added between the words “Exhibit A-1” and “to” in Section 1.1 of the Original Agreement:

“, and the Additional 757s listed on Exhibit A-1-A,”

b.	Section 1.14.1 - Additional 757s. The following is hereby added as a new Section 1.14.1 of the Original Agreement.

“1.14.1 “Additional 757s” means the Boeing 757A/C listed in Exhibit A-1-A

c.	Section 9.4.4 – IPTV Services. The first sentence is hereby amended to add the parenthetical “(except for the Additional 757s)” between the words “on the 2Ku Fleet” and “as described in Exhibit R.”

d.

Section 18.4.1.1 – Implementation Schedule for Airbus A320 Family A/C. The final bullet of Section 18.4.1.1 of the Original Agreement, reading “All Airbus A320 family A/C kits delivered by [***]” is hereby deleted.

American Airlines Confidential and Proprietary

Amendment Two (to Unified In-Flight Connectivity Hardware, Services and Maintenance Agreement)

e.	Exhibit A-3. Exhibit A-3 of the Original Agreement is hereby deleted in its entirety and replaced with the new “Exhibit A-3” attached hereto as Exhibit C to this Amendment.

f.	Exhibit D.

i.

Section 1.1 (Shipset Pricing – 2Ku Solution). The first paragraph under the header “Credit” in Section 1.1 of Exhibit D to the Original Agreement is hereby amended by adding the following sentence at the end of the paragraph:

[***]

ii.

Section 1.6 (Warranty, Maintenance and Spares). In Section 1.6 of Exhibit D to the Original Agreement, (a) the column header “Extended Warranty Annual Price” is hereby changed to “Extended Warranty Annual Price (per A/C)”, and the column header “Touch Labor Credit” is hereby changed to “Annual Touch Labor Credit (per A/C)”, and (b) the following row is hereby added immediately under the A320 row in the 2Ku Solution section of the chart: [***]

iii.	Section 2.1.1 (Revenue Share Model). Section 2.1.1 of Exhibit D to the Original Agreement, is hereby amended by adding the following sentence after the table:

[***]

iv.

Section 2.1.3.3 (Connectivity Services – ATG Solution/ATG4 Solution). Section 2.1.3.3 of Exhibit D to the Original Agreement is hereby amended by adding the following paragraph and table after the existing table in 2.1.3.3:

[***]

Pricing for partial coverage routes:

[***]

American Airlines Confidential and Proprietary

Amendment Two (to Unified In-Flight Connectivity Hardware, Services and Maintenance Agreement)

v.	Section 2.3.2 The heading of the Section 2.3.2 of Exhibit D is hereby amended to include the parenthetical “(except for the Additional 757s)” after the words “2Ku Fleet Only”.

g.	Exhibit J – 2Ku Service Level Agreement. [***].

5

Entire Agreement/Amendment. This Amendment constitutes the full and complete understanding of the Parties with respect to the subject matter of this Amendment and supersedes all prior agreements and understandings between the Parties with respect to the subject matter. This Amendment may be modified only by written agreement signed by an authorized representative of each Party. Following the execution of this Amendment, the Parties shall negotiate in good faith another amendment to the Original Agreement, to be effective on, as of or no later than May 25, 2018, to among other things replace the Proprietary Rights and Data Security Exhibit attached to the Original Agreement as Exhibit V with a GDPR-compliant version thereof.

6

Effectiveness of Agreement/Definitions. Except as specifically amended by this Amendment, the Original Agreement remains in full force and effect. All capitalized terms used but not defined herein shall have the respective meanings applied to them in the Original Agreement.

7

Counterparts. This Amendment may be executed in counterparts, each of which shall constitute an original but all of which together shall constitute one and the same instrument, and if so executed in counterparts will be enforceable and effective upon the exchange of executed counterparts or the exchange of facsimile transmissions of executed counterparts.

American Airlines Confidential and Proprietary

Amendment Two (to Unified In-Flight Connectivity Hardware, Services and Maintenance Agreement)

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the Effective Date.

GOGO LLC		AMERICAN AIRLINES, INC.

By:	/s/ Dave Bijur	By:	/s/ Jimmy James
Name:	Dave Bijur	Name:	Jimmy James
Title:	SVP Global Account Management	Title:	MD, Tech Ops Procurement
Date:	10/30/2018	Date:	11/1/2018

American Airlines Confidential and Proprietary

Amendment Two (to Unified In-Flight Connectivity Hardware, Services and Maintenance Agreement)

Exhibit A

Additional 757s

[see attached]

American Airlines Confidential and Proprietary

Amendment Two (to Unified In-Flight Connectivity Hardware, Services and Maintenance Agreement)

A-1-A: 2Ku Fleet—Additional 757s

[***]

American Airlines Confidential and Proprietary

Amendment Two (to Unified In-Flight Connectivity Hardware, Services and Maintenance Agreement)

Exhibit B

Supplemental Terms for Additional 757s

1	Additional 757 2Ku Equipment and Pricing

Notwithstanding Section 1 of Exhibit D of the Original Agreement to the contrary, the [***].

2	2Ku MRO pricing :

[***]

3	Implementation Schedule for Additional 757s

•	ITCM – [***]

•	PDR — [***]

•	CDR Gate: [***]

•	CDR — [***]

•	Data Release – [***]

•	Prototype kits on dock – [***]

•	Prototype Induction –[***]

•	STC package submission – [***]

•	PMA- [***]

Above schedules are subject to change at American’s option provided that such changes are accompanied by reasonable notice and that significant schedule accelerations can be implemented by Gogo on a commercially reasonable basis.

4

Additional 757 Installation Site Support (EIS and Post-Prototype) Gogo shall provide [***] to American [***] on-site support technician at each of the [***] retrofit lines for each of the [***] installs of 2Ku Solution on the Additional 757s. For the avoidance of doubt, if American has [***] retrofit lines, which may or may not be in [***] different cities and may be taking place simultaneously, Gogo shall provide [***] on-site support technicians, [***] at each site, until each location completes the [***] Additional 757s.

American and Gogo may mutually agree to cease such Gogo on-site support if American installation teams are trained ahead of the [[***] Retrofit A/C on any given line] and the American production team agrees that on-site support is no longer required. If additional support is requested beyond the limits set forth in Section 6.4.1 of Exhibit F of the Original Agreement, American shall pay the support fees set forth in Section 1.5.3 of Exhibit D of the Original Agreement.

American Airlines Confidential and Proprietary

Amendment Two (to Unified In-Flight Connectivity Hardware, Services and Maintenance Agreement)

5	Additional 757 Session-Based Pricing

•	Solely with respect to the Additional 757s, the chart set forth immediately below shall apply in place of the chart set forth in Section 2.1.3.1 of Exhibit D of the Original Agreement:

[***]

6	Overall 2Ku Remedies

Solely with respect to the Additional 757s, the charts set forth immediately below shall apply in place of the charts set forth in Sections 2(d)(i) of Exhibit J-1 of the Original Agreement:

[***]

American Airlines Confidential and Proprietary

Amendment Two (to Unified In-Flight Connectivity Hardware, Services and Maintenance Agreement)

Exhibit C

Correction to Exhibit A-3: ATG4 Mainline Fleet and Mainline New Deliveries

[see attached]

American Airlines Confidential and Proprietary

Amendment Two (to Unified In-Flight Connectivity Hardware, Services and Maintenance Agreement)

[***]

American Airlines Confidential and Proprietary